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                                                                   EXHIBIT 10.17


                     ALLONGE TO SECOND AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE


         This Allonge is attached to and made an integral part of that certain Second Amended and Restated Secured Promissory Note (the "Note") dated July 12, 2001, in the original principal amount of $4,000,000 from GALAXY NUTRITIONAL FOODS, INC., f/k/a Galaxy Foods Company, a Delaware corporation ("Maker"), in favor of FINOVA Mezzanine Capital, Inc. ("Holder"). All terms used herein with initial capital letters, to the extent not otherwise defined herein, shall have the meanings given such terms in the Note. This Allonge is executed in conjunction with that certain waiver letter effective as of the date hereof, by and between Maker and Holder.

         The first paragraph of the Note is hereby amended and restated, in its entirety, to read as follows:

                  FOR VALUE RECEIVED, the undersigned, GALAXY FOODS COMPANY, a Delaware corporation ("Maker"), promises to pay to the order of FINOVA MEZZANINE CAPITAL, INC., a Tennessee corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at FINOVA Mezzanine Capital, Inc., Suite 200, 500 Church Street, Nashville, Tennessee 37219, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000), together with interest on the outstanding principal balance hereof from the date hereof at the rate of fifteen and one-half percent (15.5%) per annum (computed on the basis of a 360-day year).

         Except as specifically provided herein, all terms and provisions of the Note shall remain in full force and effect, and are hereby ratified and affirmed by Maker.

         IN WITNESS WHEREOF, Maker has executed this Allonge effective as of February 13, 2002, for attachment to the Note.

                                       GALAXY NUTRITIONAL FOODS, INC.,
                                       f/k/a Galaxy Foods Company, a Delaware
                                       corporation



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: